UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________

FORM 8-K
 ____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2019
____________________

Customers Bancorp, Inc.
(Exact name of registrant as specified in its charter)
____________________

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1015 Penn Avenue
Suite 103
Wyomissing, Pennsylvania 19610
(Address of principal executive offices, including zip code)

(610) 933-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C, par value $1.00 per share	CUBI/PC	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, par value $1.00 per share	CUBI/PD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share	CUBI/PE	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Entity Central Index Key: 0001488813

Item 1.01	Entry into a Material Definitive Agreement.

On September 23, 2019, Customers Bancorp, Inc. (the “Company”) completed a public offering of $25,000,000 in aggregate principal amount of its 4.50% senior notes due 2024 (the “Senior Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated as of September 23, 2019, among the Company, Customers Bank, the Company’s wholly owned banking subsidiary (the “Bank”) and Deutsche Bank Securities Inc., as representative of the underwriters (the “Underwriters”) named therein.  The price to the purchasers was 100% of the principal amount of the Senior Notes representing a yield-to-maturity of 4.50%.

The Company estimates that the net proceeds from the Offering, after deducting underwriting discounts and estimated expenses, will be approximately $24,400,000. The Company expects to use the net proceeds for general corporate purposes, which may include working capital and the funding of organic growth at the Bank. However, the Company also may use a portion of the net proceeds to (i) redeem shares of its outstanding preferred stock once they become redeemable, (ii) repurchase shares of its common stock, or (iii) fund, in whole or in part, possible future acquisitions of other financial services businesses.

The Company and the Bank made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Bank and the registration statement, prospectus, prospectus supplement and other documents and filings relating to the offering of the Senior Notes. In addition, the Company and the Bank have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The foregoing summary description of the Underwriting Agreement is qualified in its entirety by reference to that agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company issued the Senior Notes pursuant to an Indenture dated July 30, 2013 (the “Base Indenture”) entered into with Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a Third Supplemental Indenture relating to the Senior Notes between the Company and the Trustee dated September 25, 2019 (the “Supplemental Indenture” and collectively with the Base Indenture, the “Indenture”).

The Senior Notes are the senior unsecured obligations of the Company and will rank equally with all of the Company’s existing and future unsecured senior indebtedness, will be effectively subordinated to any of the Company’s secured indebtedness, structurally subordinated to the existing and future indebtedness and any preferred equity of the Company’s subsidiaries and senior in right of payment to any of the Company’s existing or future obligations that are by their terms expressly subordinated or junior in right of payment to the Senior Notes. The Senior Notes will be obligations of Customers Bancorp, Inc. only and will not be obligations of, and will not be guaranteed by, any of the Company's subsidiaries, including the Bank.

The Senior Notes will bear interest at a rate of 4.50% per year, payable semi-annually on March 25 and September 25 of each year, commencing on March 25, 2020.  The Senior Notes will mature on September 25, 2024. The Company may, at its option, at any time on or after the date that is 30 days prior to the maturity date, redeem some or all of the Senior Notes at a redemption price equal to 100% of the principal amount of the Senior Notes to be redeemed plus accrued and unpaid interest thereon to but excluding the date of redemption.  The Senior Notes will not be subject to repayment at the option of the holder at any time prior to maturity and will not be entitled to any sinking fund.
The Indenture contains several covenants which, among other things, limit the Company’s and any material subsidiary’s (as defined below) ability to sell or otherwise dispose of certain of such material subsidiary’s equity securities or incur debt secured by certain of such material subsidiary’s equity securities, and, in addition, limits such material subsidiary’s ability to issue certain of its equity securities and its ability to merge, consolidate or take similar actions. A “material subsidiary” means the Bank or any successor thereof, or any of the Company’s subsidiaries that is a depository institution and that has consolidated assets equal to 30% or more of the Company’s consolidated assets. The Indenture also contains a number of other customary terms, covenants and events of default. These and other provisions in the Indenture are subject to a number of exceptions, qualifications and limitations.

The foregoing summary description of the Indenture and the Senior Notes is qualified in its entirety by the terms of the Supplemental Indenture and the form of Senior Note, copies of which are filed as Exhibit 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The offering of the Senior Notes was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-218483) previously filed with the Securities and Exchange Commission (the "SEC"), including the prospectus contained therein, and the preliminary prospectus supplement dated September 20, 2019 and final prospectus supplement dated September 23, 2019 filed by the Company with the SEC relating to the offering of the Senior Notes.

A copy of the opinion of Stradley Ronon Stevens & Young, LLP relating to the Senior Notes is attached as Exhibit 5.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is contained in Item 1.01 above and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 23, 2019 by and among the Company, the Bank and Deutsche Bank Securities Inc.
4.1	Third Supplemental Indenture dated as of September 25, 2019 between Customers Bancorp, Inc., as Issuer, and Wilmington Trust, National Association, as Trustee.
4.2	Form of Senior Note (included in Exhibit 4.1).
5.1	Opinion of Stradley Ronon Stevens & Young, LLP.
23.1	Consent of Stradley Ronon Stevens & Young, LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC. By: /s/ Carla A. Leibold Name: Carla A. Leibold Title: Executive Vice President - Chief Financial Officer and Treasurer

Date:          September 25, 2019

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 23, 2019 by and among the Company, the Bank and Deutsche Bank Securities Inc.
4.1	Third Supplemental Indenture dated as of September 25, 2019 between Customers Bancorp, Inc., as Issuer, and Wilmington Trust, National Association, as Trustee.
4.2	Form of Senior Note (included in Exhibit 4.1).
5.1	Opinion of Stradley Ronon Stevens & Young, LLP.
23.1	Consent of Stradley Ronon Stevens & Young, LLP (included in Exhibit 5.1).